WARPRADIO.COM, INC.
                      6335 South Dayton Street, Suite 3000
                           Greenwood Village, CO 80111


                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2000

     To the shareholders of Warpradio.com, Inc.:

     The Annual Meeting of the shareholders of Warpradio.com, Inc. (the "Company") will be held at the Company's executive offices, 6335 South Dayton Street, Suite 3000, Greenwood Village, CO 80111, at 10:00 A.M. on June 13, 2000, or at any adjournment or postponement thereof, for the following purposes:

     1.   To elect one director of the Company; and
     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on May 5, 2000 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Denise A. Sutton
                                        --------------------
                                        Denise A. Sutton
                                        Secretary

May 8, 2000

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                                 PROXY STATEMENT
                               WARPRADIO.COM, INC.
                      6335 South Dayton Street, Suite 3000
                           Greenwood Village, CO 80111
                            Telephone: (407) 566-2493

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Warpradio.com, Inc. (the "Company"), a Nevada corporation, of $.001 par value Common Stock to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 10:00 A.M. on June 13, 2000, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about May 8, 2000. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominee for director hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect the director and approve any other proposed matters.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.


                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on May 5, 2000 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 10,228,795 shares of Common Stock, each share of which Common Stock entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting. Under Nevada law, if you choose, your abstention or withholding of a vote on any matter will be treated as a Ano@ vote for determining whether approval of each proposal has been obtained, provided that if a quorum is present, abstentions and withholding of a vote will have no effect on the voting for the election of directors.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the ownership of the Company's Common Stock as of the date of this Report, by (I) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) the Company's director and (iii) the director and all officers of the Company as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock and their addresses are in care of the Company. Shareholdings include shares issuable under stock options exercisable within 60 days from the date of this Report.


                                Number of Shares                 Percentage
     Name                      Beneficially Owned                 of Class
     ----                      ------------------                 --------

Denise A. Sutton                  6,569,500 (1)                     63.0%

The director and all officers
as a group (3 persons)            6,769,500 (1)                     64.3%


(1) Includes 75,000 stock options held by Ms. Sutton's husband, John W. Sutton. Ms. Sutton disclaims any beneficial ownership of the stock options held by Mr. Sutton.


                              ELECTION OF DIRECTOR

At the Annual Meeting, the shareholders will elect one director of the Company. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of the person named below as the Company's nominee for director of the Company. The nominee is presently a member of the Board of Directors. The nominee has consented to be named herein and to serve if elected. It is not anticipated that the nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the her election instead of such person as the Board of Directors of the Company may recommend.

The following table sets forth certain information regarding the nominee and each executive officer of the Company.

                                                                Officer/Director
      Name           Age                Position                      Since
      ----           ---                --------                      -----


Denise A. Sutton     42      Chief Executive Officer, Secretary
                             and Director                              1999

James H. Comstock    47      President and Chief Operating Officer     2000


Jo Saari Hadley      45      Vice President                            1999


     Directors are elected at the Company's annual meeting of shareholders and serve a term of one year or until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, subject to the Bylaws of the Company.

     The principal occupation of the director and each executive officer of the Company, for at least the past five years, is as follows:

     Denise A. Sutton - Chief Executive Officer, Secretary and Director. Ms. Sutton has served as the Company's Chief Executive Officer, Secretary and the sole member of its Board of Directors since March 1999. From October 1995 to February 1999, Ms. Sutton managed Webster Audio Products, Inc., a radio production company in Greenwood Village, Colorado. Ms. Sutton served as an internal auditor for Joslins from September 1994 to August 1996 and was a Schwab 500 Representative with Charles Schwab from January 1992 to July 1994.

     James H. Comstock - President and Chief Operating Officer. Mr. Comstock has served as the Company's President and Chief Operating Officer since January 3, 2000. From August 1998 to November 1999, Mr. Comstock served as Vice President and General Manager Technology & Operations for RMI.Net, a Colorado-based nationwide commerce solutions provider. Mr. Comstock was Chief Executive Officer and a consultant for TTTeam, Inc., a Denver, Colorado, consulting company concentrating on technology start-ups and turn-around situations, from November 1997 to July 1998. From June 1995 to November 1997, Mr. Comstock served as Chief Technology Officer for Williams Communications Group/ITC Media Conferencing, a national multimedia teleconferencing company. Mr. Comstock holds a B.S. in Computer Science, a B.A. in Math and a B.A. in German from Ohio University.

     Jo Saari Hadley - Vice President. Ms. Hadley has served as the Company's Vice President since March 1999. From May 1997 to March 1999, Ms. Hadley was an independent contractor with Webster Audio Products, Inc. Ms. Hadley founded and operated The Well Wisher, a gift basket and balloon business in Denver, Colorado from August 1994 to April 1997 and was a Veterinary Technician for Centaurion Animal Hospital from January 1991 to July 1994.

                             EXECUTIVE COMPENSATION

     None of the Company's executive officers received compensation in excess of $100,000 for the years ended December 31, 1998 or 1999. The following table indicates all compensation received the by Company=s Chief Executive Officer in 1998 and 1999.


                           Summary Compensation Table

                                                Annual Compensation (1)
                                                -----------------------
           (a)                                            (e)         (f)
Name and Principal          (b)      (c)         (d)     Stock    Other Annual
    Position               Year   Salary($)   Bonus($)  Options  Compensation($)
    --------               ----   ---------   --------  -------  ---------------

Howard Ruff,
 Former President          1999         0          0       0            0

Denise A. Sutton,
 Chief Executive Officer   1999    39,000      5,000       0


                                STOCK OPTION PLAN

     In December 1999, the Company's stockholders adopted the Company's 1999 Employee Stock Option Plan (the "Plan"). Stock options are issuable to any officer, director, key employee or consultant of the Company.

     The Company's Board of Directors initially reserved 1,000,000 shares of Common Stock for issuance under the Plan. The Plan is administered by the full Board of Directors, which determines which individuals shall receive stock options, the time period during which the stock options may be exercised, the number of shares of Common Stock that may be purchased under each stock option and the stock option price.

     No stock options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the stock option may only be exercisable by the optionee. The exercise date of a stock option granted under the Plan cannot be later than ten years from the date of grant. Any stock options that expire unexercised or that terminate upon an optionee's ceasing to be employed by the Company become available once again for issuance. Shares issued upon exercise of a stock option will rank equally with other shares then outstanding.

     As of the date hereof, 575,000 stock options have been granted under the Plan, exercisable at prices ranging from $1.00 to $5.00 per share, including an aggregate of 375,000 options issued to Denise A. Sutton and James H. Comstock.

                              CERTAIN TRANSACTIONS

     In January 1998, the Company issued 3,761 shares of Common Stock to Steven White, a former officer of the Company, in consideration of services rendered to the Company valued at $5,076 ($1.35 per share).

     In March 1998, the Company entered into an agreement with Phoenix Ink, LLC, a company owned by Howard Ruff, a former officer and shareholder of the Company. Pursuant to the agreement, the Company issued 4,600,000 shares of Common Stock to Phoenix in consideration for Phoenix purchasing the assets and assuming the liabilities of the Company and providing the Company with $50,000 in cash.

     In March 1998, the Company sold 22,227 shares of Common Stock to Phoenix for $40,000 ($.25 per share).

     In March, 1998, the Company transferred inventory, certain fixed assets, trademarks and other intangible assets with a book value of $143,395 to William Turnbull, a former consultant of the Company, in payment of $27,340 in accrued wages payable resulting in a loss of $116,055.

     In April 1998, the Company issued 594,444 shares of Common Stock to Phoenix to retire $377,000 of Company debt held by Phoenix.

     In August 1999, the Company sold 4,166,667 shares of Common Stock to Ken Edwards, a former officer of the Company, for $30,000 ($.001 per share). In connection with the Company's September 30, 1999 Agreement and Plan of Reorganization with WARP, Mr. Edwards gratuitously reconveyed 3,666,667 shares to the Company.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Angell & Deering, Denver, Colorado, conducted the audit of the Company's financial statements for the year ended December 31, 1999. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with her best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.


                                            /s/ Denise A. Sutton
                                            --------------------
                                            Denise A. Sutton
                                            Secretary

May 8, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                            TO BE HELD JUNE 13, 2000

     The undersigned hereby appoints Denise A. Sutton as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes her to represent and to vote, as designated below, all the shares of Common Stock of Warpradio.com, Inc. held of record by the undersigned on May 5, 2000, at the Annual Meeting of Shareholders to be held June 13, 2000, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTOR

     _____ FOR the election as a director of the nominee listed below (except as marked to the contrary below).

     _____ WITHHOLD AUTHORITY to vote for the nominee listed below.

     NOMINEE: Denise A. Sutton

2. In her discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NAMED IN ITEM 1 ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                      ------------------------------------
----------------------------                Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.                          ------------------------------------
                                            Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____